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                                                                    Exhibit 24

                               POWER OF ATTORNEY


          Each person whose signature appears below designates and appoints WILLIAM SWINDELLS, STEVEN R. ROGEL and J. A. PARSONS, and each of them, his true and lawful attorneys-in-fact and agents, to sign a registration statement on Form S-8 to be filed by Willamette Industries, Inc., an Oregon corporation, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering 2,500,000 shares of Common Stock, par value $0.50 per share, of Willamette Industries, Inc., and options therefor, to be issued pursuant to the Willamette Industries 1995 Long-Term Incentive Compensation Plan, together with any and all amendments (including post-effective amendments) thereto, granting unto the attorneys-in-fact and agents full power and authority to perform every act and execute any instruments that the attorneys-in-fact and agents deem necessary or desirable in connection with said registration statement, as fully as he could do in person, hereby ratifying and confirming all that the attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done.

          IN WITNESS WHEREOF, this power of attorney has been executed by each of the undersigned as of the 27th day of April, 1995.


          Signature                             Title


s/William Swindells                     Chairman and Chief Executive
William Swindells                       Officer and Director
                                        (Principal Executive Officer)


s/J. A. Parsons                         Executive Vice President
J. A. Parsons                           and Chief Financial Officer,
                                        Secretary and Treasurer
                                        (Principal Financial Officer)


s/Duane C. McDougall                    Vice President-Controller
Duane C. McDougall                      (Principal Accounting Officer)


s/C. M. Bishop, Jr.                     Director
C. M. Bishop, Jr.


s/Gerard K. Drummond                    Director
Gerard K. Drummond


          Signature                     Title


s/E. B. Hart                            Director
E. B. Hart


s/C. W. Knodell                         Director
C. W. Knodell


s/Paul N. McCracken                     Director
Paul N. McCracken


s/Stuart J. Shelk, Jr.                  Director
Stuart J. Shelk, Jr.


s/Robert M. Smelick                     Director
Robert M. Smelick


s/Samuel C. Wheeler                     Director
Samuel C. Wheeler


s/Benjamin R. Whiteley                  Director
Benjamin R. Whiteley